CENTRAL SECURITIES CORPORATION

INTERIM REPORT TO STOCKHOLDERS

AS OF SEPTEMBER 30, 2017

To the Stockholders of

Central Securities Corporation:

     Financial data for the quarter ended September 30, 2017 prepared by management without audit by our independent registered public accounting firm and other pertinent information are submitted herewith.

     Comparative net assets are as follows:

	Sept. 30, 2017	June 30, 2017	Dec. 31, 2016
Net assets	$771,379,964	$741,555,535	$674,683,352
Net assets per share of Common Stock	$31.09	$29.89	$27.12
Shares of Common Stock outstanding	24,811,131	24,810,631	24,881,665

     Comparative operating results are as follows:

	Nine months ended September 30,
	2017		2016
Net investment income	$6,946,083		$4,642,431
Per share of Common Stock	.28	*	.19	*
Net realized gain on sale of investments	13,849,772		14,785,997
Increase in net unrealized appreciation of investments	82,495,261		47,655,206
Increase in net assets resulting from operations	103,291,116		67,083,634

* Per-share data are based on the average number of Common shares outstanding during the nine-month period.

     During the nine months ended September 30, 2017, the Corporation purchased 74,034 shares of its Common Stock at an average price of $23.18 per share. The Corporation may from time to time purchase its Common Stock in such amounts and at such prices as the Board of Directors deems advisable in the best interests of stockholders. Purchases may be made in the open market or in private transactions directly with stockholders.

     Stockholders’ inquiries are welcome.

Central Securities Corporation Wilmot H. Kidd, President

630 Fifth Avenue
New York, NY 10111
October 18, 2017

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PRINCIPAL PORTFOLIO CHANGES
July 1 to September 30, 2017
(Common Stock unless specified otherwise)
(unaudited)

	Number of Shares
	Purchased	Sold	Held September 30, 2017
Brady Corporation Class A		5,000	400,000
Coherent, Inc.		5,000	355,000
Hess Corporation	240,000		470,000
Murphy Oil Corporation		169,000	61,000
Occidental Petroleum Corporation		125,000	—
Sonus Networks, Inc.	255,500		1,195,500

TEN LARGEST INVESTMENTS
September 30, 2017
(unaudited)

	Cost	Value	Percent of Net Assets	Year First Acquired
	(millions)
The Plymouth Rock Company, Inc.	$0.7	$132.2	17.1%	1982
Coherent, Inc.	9.2	83.5	10.8	2007
Analog Devices, Inc.	6.2	38.8	5.0	1987
Intel Corporation	8.4	33.5	4.3	1986
Motorola Solutions, Inc.	14.1	25.5	3.3	2000
Capital One Financial Corporation	16.9	24.6	3.2	2013
Hess Corporation	20.7	22.0	2.9	2017
Citigroup Inc.	14.6	21.8	2.8	2013
The Bank of New York Mellon Corporation	8.4	21.2	2.7	1993
Rayonier Inc.	21.1	20.2	2.6	2014

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BOARD OF DIRECTORS

Wilmot H. Kidd, Chairman

L. Price Blackford, Lead Independent Director

Simms C. Browning

Donald G. Calder

David C. Colander

Jay R. Inglis

Wilmot H. Kidd IV

C. Carter Walker, Jr.

OFFICERS

Wilmot H. Kidd, President

John C. Hill, Vice President

Marlene A. Krumholz, Vice President and Secretary

Andrew J. O’Neill, Vice President

Lawrence P. Vogel, Vice President and Treasurer

OFFICE

630 Fifth Avenue

New York, NY 10111

212-698-2020

866-593-2507 (toll free)

www.centralsecurities.com

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.

P. O. Box 30170, College Station, TX 77842-3170

800-756-8200

www.computershare.com

CUSTODIAN

UMB Bank, n.a.

Kansas City, MO

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

New York, NY

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